UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2017

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on June 8, 2017, the stockholders of Investment Technology Group, Inc. (the “Company”) approved the Amended and Restated Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan (the “2007 Plan”) at the annual meeting of stockholders (the “Annual Meeting”). The material terms of the 2007 Plan are summarized on pages 68 through 78 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the 2007 Plan is qualified in its entirety by reference to the actual terms of the 2007 Plan, which are set forth in Appendix A to the Proxy Statement.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 8, 2017.  The stockholders elected all of the Company’s nominees for director, approved on an advisory basis the compensation of the Company’s named executive officers, approved on an advisory basis the frequency of future advisory votes on the compensation of the Company’s named executive officers, approved the 2007 Plan and ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)   Election of directors:

Name of Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Brian G. Cartwright	26,479,938	522,598	3,753	3,570,025
Minder Cheng	26,012,871	989,665	3,753	3,570,025
Timothy L. Jones	26,360,968	641,519	3,802	3,570,025
R. Jarrett Lilien	26,293,031	709,053	4,205	3,570,025
Kevin J. Lynch	26,486,585	515,854	3,850	3,570,025
Lee M. Shavel	26,584,923	417,035	4,331	3,570,025
Francis J. Troise	26,575,271	427,564	3,454	3,570,025
Steven S. Wood	26,195,701	806,784	3,804	3,570,025

(b)  Advisory vote to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
22,394,095	4,581,334	30,860	3,570,025

(c) Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 year	2 years	3 years	Shares Abstain	Broker Non-Votes
22,330,219	65,259	4,594,909	15,902	3,570,025

A majority of the votes cast by stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers every year. In line with this recommendation by our stockholders, the Board of Directors of the Company has decided that it will include an advisory stockholder vote to approve the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which is required to occur no later than our annual meeting of stockholders in 2023.

(d)   Approval of the 2007 Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
23,324,367	3,658,875	23,047	3,570,025

(e)   Ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Shares For	Shares Against	Shares Abstain
29,958,276	609,315	8,723

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

	By:	/s/ Angelique F.M. DeSanto
		Name:	Angelique F.M. DeSanto
		Title:	Managing Director, General Counsel and
Secretary and Duly Authorized Signatory of Registrant
Dated: June 13, 2017